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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): June 24, 2003


       Delaware               2UOnline.com, Inc.              52-2132622
   (State or other              (Exact name of             (I.R.S. Employer
   jurisdiction of          registrant as specified       Identification No.)
   incorporation or             in its charter)
    organization)


         1288 Alberni Street, Suite 806, Vancouver,            V6E 4N5
                 British Columbia, Canada                    (Zip Code)
         (Address of principal executive offices)


                                 (604) 664-0484
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

Appointment of New Officer. On June 24, 2003, Robert Waters, currently a Director of the Registrant, was appointed Secretary and Treasurer of the Registrant

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS.

        On June 24, 2003, the Registrant accepted the resignation of Ferdinand Marehard as Secretary, Treasurer and Director of the Registrant. The resignation was not motivated by a disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices. Mr. Marehard has resigned due to personal health reasons.

ITEM 7.  EXHIBITS.

(c)  Exhibits

Exhibit No.     Description
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17.01           Ferdinand Marehard resignation letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.


2UOnline.com, Inc.

DATED:  June 24, 2003

/s/ Robert Klein
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Robert Klein,
President